                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 8, 2000


                       Citadel Communications Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-24515                                 86-0748219
---------------------------------      ----------------------------------------
    (Commission File Number)               (IRS Employer Identification No.)

       City Center West, Suite 400
      7201 West Lake Mead Boulevard
           Las Vegas, Nevada                             89128
---------------------------------------------        -------------
 (Address of Principal Executive Offices)              (Zip Code)

                                 (702) 804-5200
       ------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of Citadel Communications Corporation previously filed with Securities and Exchange Commission (File No. 333-92593), which Registration Statement was declared effective by the Commission on January 10, 2000, Citadel Communications is filing (i) an Underwriting Agreement dated February 8, 2000 among Citadel Communications, the several selling stockholders named therein and Credit Suisse First Boston Corporation, in its own capacity and as representative of the several underwriters named therein, as Exhibit 1.1 to such Registration Statement, (ii) an opinion of Eckert Seamans Cherin & Mellott, LLC, counsel to Citadel Communications, regarding the validity of the shares of Citadel Communications' common stock, $.001 par value per share, to be sold by Citadel Communications and the selling stockholders pursuant to such Underwriting Agreement as Exhibit
5.5 to such Registration Statement, (iii) an opinion of Lionel, Sawyer & Collins, special Nevada counsel to Citadel Communications, as Exhibit 5.6 to such Registration Statement, and (iv) a consent of Dunbar, Breitweiser & Company, LLP as Exhibit 23.13 to such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)    Exhibits. The following exhibits are filed as part of this report:

1.1 Underwriting Agreement among Citadel Communications Corporation, the selling stockholders named therein and Credit Suisse First Boston Corporation, in its own capacity and as representative for the several underwriters named therein.

5.5    Opinion of Eckert Seamans Cherin & Mellott, LLC.

5.6    Opinion of Lionel, Sawyer & Collins.

23.12 Consent of Eckert Seamans Cherin & Mellott, LLC (included in its opinion filed as exhibit 5.5).

23.13  Consent of Dunbar, Breitweiser & Company, LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CITADEL COMMUNICATIONS
                                          CORPORATION

Date: February 8, 2000                    By:/s/ Lawrence R. Wilson
                                          --------------------------------------
                                          Lawrence R. Wilson
                                          Chairman, Chief Executive Officer and
                                          President

                                  EXHIBIT INDEX


1.1 Underwriting Agreement among Citadel Communications Corporation, the selling stockholders named therein and Credit Suisse First Boston Corporation, in its own capacity and as representative for the several underwriters named therein.

5.5    Opinion of Eckert Seamans Cherin & Mellott, LLC.

5.6    Opinion of Lionel, Sawyer & Collins.

23.12 Consent of Eckert Seamans Cherin & Mellott, LLC (included in its opinion filed as exhibit 5.5).

23.13  Consent of Dunbar, Breitweiser & Company, LLP.